

2014

3rd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Stockholders

Dear Shareholders,

In the third quarter of 2014 we continued strengthening our balance sheet, building upon a growing solid income stream as our loan income portfolio and loan interest income continued to grow. Net income available to common shareholders for the three month period ending September 30, 2014 totaled $2,872,000 compared to $2,129,000 for the same period in 2013. This is an increase of 35% year over year. For the nine month period ending September 30, 2014 income available to common shareholders totaled $8,130,000, a $2,266,000 increase over the first nine months of 2013. This is a 39% increase year over year. For the nine month period ending September 30, 2014, core income totaled $8,231,000 compared to core income of $5,468,000 as of the end of the third quarter of 2013.[1]

As of September 30, 2014, the total loan portfolio stood at $743,061,000 compared to $689,573,000 as of September 30, 2013. In addition to growing our loan portfolio, during the third quarter we also continued restructuring our investment portfolio to make it less susceptible to interest rate risk concerns. All of this is part of an ongoing program of strengthening our balance sheet and strengthening First Guaranty Bancshares, Inc.

In addition to our financial success, First Guaranty Bancshares, Inc. has received approval from the Federal and State regulators to proceed with the construction of a new branch in Ponchatoula to replace our old location there. This new branch will be located prominently on Highway 22 (Pine Street, the main street of Ponchatoula) and we believe it will provide First Guaranty Bank much greater exposure in the City of Ponchatoula and the Ponchatoula market. Construction is expected to commence in the first quarter of 2015 and should be completed and the new facility occupied by the end of 2015.

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,



Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

[1]Core income is defined as net income minus tax adjusted income from gains on securities.

Consolidated Statements of Condition

(in thousands, except share data)

	September 30, 2014 (unaudited)	September 30, 2013
Assets		
Cash and cash equivalents:		
Cash and due from banks	$27,246	$59,583
Interest-earning demand deposits with banks	-	260
Federal funds sold	301	987
Cash and cash equivalents	27,547	60,830
Interest-earning time deposits with banks	10,747	747
Investment securities:		
Available for sale, at fair value	518,614	483,489
Held to maturity, at cost (estimated fair value of $139,460 and $147,881 respectively)	143,353	154,112
Investment securities	661,967	637,601
Federal Home Loan Bank stock, at cost	1,928	2,593
Loans held for sale	-	307
Loans, net of unearned income	743,061	689,573
Less: allowance for loan losses	8,627	10,146
Net loans	734,434	679,427
Premises and equipment, net	19,972	19,778
Goodwill	1,999	1,999
Intangible assets, net	1,818	2,155
Other real estate, net	1,985	3,689
Accrued interest receivable	6,752	6,697
Other assets	7,655	8,725
Total Assets	1,476,804	$1,424,548
Liabilities and Stockholders' Equity		
Deposits:		
Noninterest-bearing demand	$204,738	$191,785
Interest-bearing demand	390,673	336,162
Savings	71,185	65,113
Time	653,797	657,563
Total deposits	1,320,393	1,250,623
Short-term borrowings	12,300	42,457
Accrued interest payable	2,144	2,795
Long-term borrowings	1,605	650
Other liabilities	3,954	2,962
Total Liabilities	1,340,396	1,299,487
Stockholders' Equity		
Preferred stock:		
Series C - $1,000 par value - authorized 39,435 shares; issued and outstanding 39,435 shares	39,435	39,435
Common stock:		
$1 par value - authorized 100,600,000 shares; issued 6,294,227	6,294	6,294
Surplus	39,387	39,387
Treasury stock, at cost, 2,895 shares	(54)	(54)
Retained earnings	52,587	45,915
Accumulated other comprehensive income	(1,241)	(5,916)
Total Stockholders' Equity	136,408	125,061
Total Liabilities and Stockholders' Equity	$1,476,804	1,424,548

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three Month Periods Ended September 30, 2014	2013
	(unaudited)	
Interest Income:		
Loans (including fees)	$9,735	$9,376
Loans held for sale		
Deposits with other banks	16	33
Securities (including FHLB stock)	3,410	3,423
Federal funds sold	-	-
Total Interest Income	13,161	12,832
Interest Expense:		
Demand deposits	321	291
Savings deposits	8	8
Time deposits	1,923	2,450
Borrowings	44	39
Total Interest Expense	2,296	2,788
Net Interest Income	10,865	10,044
Provision for loan losses	397	307
Net Interest Income after Provision for Loan Losses	10,468	9,737
Noninterest Income:		
Service charges, commissions and fees	1,150	1,181
Net gains on securities	91	12
Net losses on sale of loans	1	(67)
Other	365	343
Total Noninterest Income	1,607	1,469
Noninterest Expense:		
Salaries and employee benefits	3,952	3,594
Occupancy and equipment expense	993	981
Other	2,698	3,264
Total Noninterest Expense	7,643	7,839
Income Before Income Taxes	4,432	3,367
Less: Provision for income taxes	1,461	1,109
Net Income	$2,971	$2,258
Preferred Stock Dividends	(99)	(129)
Income Available to Common Shareholders	$2,872	$2,129
Per Common Share:		
Earnings	$0.45	$0.34
Cash dividends paid	$0.16	$0.16
Book Value		
Average Common Shares Outstanding	6,291,332	6,291,332
Return on Average Assets	0.80 %	0.64 %
Return on Average Common Equity	11.71 %	10.12 %

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Nine Month Period Ended September 30, 2014	2013
	(unaudited)	
Interest Income:		
Loans (including fees)	$29,220	$27,661
Loans held for sale	-	-
Deposits with other banks	97	124
Securities (including FHLB stock)	10,034	10,027
Federal funds sold	-	1
Total Interest Income	39,351	37,813
Interest Expense:		
Demand deposits	1,004	973
Savings deposits	24	33
Time deposits	5,848	7,441
Borrowings	102	114
Total Interest Expense	6,978	8,561
Net Interest Income	32,373	29,252
Provision for loan losses	1,054	2,011
Net Interest Income after Provision for Loan Losses	31,319	27,241
Noninterest Income:		
Service charges, commissions and fees	3,302	3,503
Net gains on securities	300	1,556
Net losses on sale of loans	(6)	(65)
Other	1,127	1,016
Total Noninterest Income	4,723	6,010
Noninterest Expense:		
Salaries and employee benefits	11,736	10,767
Occupancy and equipment expense	2,995	2,966
Other	8,638	9,672
Total Noninterest Expense	23,369	23,405
Income Before Income Taxes	12,673	9,846
Less: Provision for income taxes	4,247	3,367
Net Income	$8,426	$6,479
Preferred Stock Dividends	(296)	(615)
Income Available to Common Shareholders	$8,130	$5,864
Per Common Share:		
Earnings	$1.29	$0.93
Cash dividends paid	$0.48	$0.48
Book Value	$15.41	$13.61
Average Common Shares Outstanding	6,291,332	6,291,332
Return on Average Assets	0.77%	0.62%
Return on Average Common Equity	11.64%	8.55%

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Regional Manager
Abbeville

Michael F. Lofaso
Regional Manager
Ponchatoula

J. Richard Stark
Operations

Christy L. Wells
Regional Manager
Hammond

Vice Presidents

Thomas F. Brothers
Cheryl Q. Brumfield
Kimberly D. Camaille
Christopher O. Coker
Colleen Ebarb
Ronald W. Edmonds
Denise D. Fletcher
Ronald R. Foshee
Bernadette Z. Kemp
Brenda Marks
Vera S. Matthews
Ronald C. Pittman
Desiree Simmons
Evan M. Singer, BSA Officer
Randy Vicknair

Controller

Eric Fuller

Assistant Vice Presidents

James M. Baxter
Edward P. Bertoniere
Lance S. Davis
Teri L. Duncan
Harrison P. Gill
Joyce N. Glass
Ludrick P. Hidalgo
Adam J. Johnston
Shirley P. Jones
Mikki M. Kelley
Robert M. Mizell
Michael A. Mosbey
Scott B. Schilling
D. Lynn Talley

Officers

Rebecca G. Brown
Lauryn Cobum
Lance S. Davis
Vanessa R. Drew
Jeannette N. Ernst
Michael D. Knighten
Christopher W. McGhee
V. Diane Patterson
Kristina E. Terry
Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center:
  Kentwood
  Kentwood West
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

North Louisiana

Benton
  189 Burt Boulevard
Dubach
  117 East Hico Street
Haynesville
  10065 Highway 79
Homer
  401 North 2nd Street
  (Homer Memorial Hospital)
Oil City
  126 South Highway 1
Vivian
  102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana

Abbeville
  799 West Summers Drive
Amite
  100 East Oak Street
  1014 West Oak Street
Denham Springs
  2231 South Range Avenue
Hammond
  1201 West University Avenue
  2111West Thomas Street
  400 East Thomas Street
  4 Medical Center Drive
  (North Oaks Medical Center)
  1900 S. Morrison Boulevard
  (North Oaks Rehabilitation Center)
Greensburg
  6151 Highway 10
Independence
  455 West Railroad Ave.
Jennings
  500 North Cary
Kentwood
  723 Avenue G
Livingston
  17199 Spring Ranch Road
  (Livingston Parish Medical Ctr.)
Loranger
  19518 Hwy 40
Montpelier
  35651 Highway 16
Ponchatoula
  105 Berryland
  195 North 6th Street
Robert
  22628 Highway 190
Walker
  29815 Walker Rd. S
Watson
  33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009